Exhibit 99.1

Deloitte & Touche LLP
Suite 301
Harborside Plaza 10
Jersey City, NJ 07311
USA

Tel: +1 212 937 8200
Fax: +1 212 937 8298
www.deloitte.com

DataBank, Ltd.
400 South Akard Street, Suite 100
Dallas, Texas 75202

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of data center sites and the related tenant leases in connection with the proposed offering of DataBank Issuer, LLC and DataBank Co-Issuer, LLC Secured Data Center Revenue Term Notes, Series 2024-1. DataBank, Ltd. (the “Company”) is responsible for the information provided to us, including the information set forth in the Tenant Lease Data File and Data Center Site Data File (each as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Tenant Lease Data File and Data Center Site Data File. Additionally, Deutsche Bank Securities Inc. (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 19, 2023, representatives of the Company provided us with a computer-generated data file and related record layout (the “Tenant Lease Data File”) containing data, as represented to us by the Company, as of August 31, 2023, with respect to 10,580 tenant leases.

At the Company’s instruction, we randomly selected (i) two tenant leases from each of the 26 organizations (or one tenant lease for organizations with only one tenant lease) (a) with the highest operational MMR as set forth on the Tenant Lease Data File and (b) not indicating an “Order Number” of “Metered Power” (each as set forth on the Tenant Lease Data File) (the “Top 26 Organization’s Sample Tenant Leases”) and (ii) 75 tenant leases from the remaining 10,530 tenant leases that (x) indicated a “Data Center” of “HOU1”, “HOU2”, “HOU3”, “HOU4” or “HOU5” and (y) did not indicate an “Order Number” of “Metered Power” (each as set forth on the Tenant Lease Data File) (the “75 Random Tenant Leases”). The Top 26 Organization’s Sample Tenant Leases and 75 Random Tenant Leases are collectively and hereinafter referred to as the “Sample Leases.”

Further, on January 4, 2024, representatives of the Company provided us with a computer-generated data file and related record layout (the “Data Center Site Data File”) containing data, as represented to us by the Company, as of August 31, 2023 with respect to the 35 data center sites related to the tenant leases included in the Tenant Lease Data File (the “Data Center Sites”).

File Review Procedures of the Data Center Sites:

For each of the Data Center Sites, we performed comparisons of the data center site characteristics (the “Data Center Site Characteristics”) set forth on the Data Center Site Data File and indicated below.

Data Center Site Characteristics

1.	Facility (for informational purposes only)	5.	KW load
2.	Current lease term (if applicable)	6.	Square foot capacity
3.	Additional lease options (if applicable)	7.	Square foot occupied
4.	KW capacity

We compared Data Center Site Characteristics 2. and 3. to the lease agreement or any amendments thereto (collectively, the “Site Lease Agreement”).

We compared Data Center Site Characteristics 4. through 7. to schedules from the Company’s property management system as of August 31, 2023 (the “Property Schedules”).

The data center site documents indicated above and any other related documents provided in support of the Data Center Site Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Data Center Site Documentation.”

File Review Procedures of the Sample Leases:

For each of the Sample Leases, we performed comparisons of the tenant lease characteristics (the “Tenant Lease Characteristics”) set forth on the Tenant Lease Data File and indicated below.

Tenant Lease Characteristics

1.	Order number (for informational purposes only)	6.	Early termination fee %
2.	Organization name	7.	Renewal term
3.	Location	8.	Operational MMR
4.	Initial term (months)	9.	Contract start date
5.	Escalator %	10.	Contract end date

We compared Tenant Lease Characteristics 2. through 10. to the master lease agreement, service order, invoice or completion notice (collectively, the “Lease Agreement”).

For purposes of our procedures and at your instruction:

•
with respect to our comparison of Tenant Lease Characteristic 3., a location of (i) “KC1” (as set forth on the Tenant Lease Data File) is deemed to be “in agreement” with a location of “MCI1” (as set forth on the Lease Agreement); (ii) “KC2” (as set forth on the Tenant Lease Data File) is deemed to be “in agreement” with a location of “MCI2” (as set forth on the Lease Agreement); (iii) “KC3” (as set forth on the Tenant Lease Data File) is deemed to be “in agreement” with a location of “MCI3” (as set forth on the Lease Agreement) and (iv) “DFW1” (as set forth on the Tenant Lease Data File) is deemed to be “in agreement” with a location of “DAL_TX” (as set forth on the Lease Agreement);

•	with respect to our comparison of Tenant Lease Characteristic 8., differences of 2.5% or less of the operational MMR indicated on the Tenant Lease Data File are deemed to be “in agreement;” and

•	with respect to our comparison of Tenant Lease Characteristics 9. and 10., differences of 30 days or less are deemed to be “in agreement.”

The tenant lease documents described above and any other related documents used in support of the Tenant Lease Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Tenant Lease Documentation.”

We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Data Center Site Documentation or Tenant Lease Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Data Center Site Documentation and Tenant Lease Documentation.  In addition, we make no representations as to whether the Data Center Site Documentation or Tenant Lease Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Data Center Sites or Sample Leases, respectively.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Data Center Site Characteristics and Tenant Lease Characteristics set forth on the Data Center Site Data File or Tenant Lease Data File, as applicable, were found to be in agreement with the above mentioned Data Center Site Documentation and Tenant Lease Documentation, except as indicated in Appendix A.  Supplemental information is contained in Appendix B and Appendix C.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Data Center Sites or tenant leases underlying the Data Center Site Data File or Tenant Lease Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Data Center Sites or tenant leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Tenant Lease Data File or the Data Center Site Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

January 8, 2024

 Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 8, 2024.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description – Tenant Lease Characteristics

1	Two differences in initial term.
2	Five differences in escalator %.
3	Forty-three differences in early termination fee %.
4	Six differences in renewal term.
5	Nine differences in operational MRR.
6	Two differences in contract end date.
7	Two instances where we were unable to verify the escalator %
8	Three instances where we were unable to verify the operational MRR

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 8, 2024

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Lease number	Tenant Lease Characteristic	Characteristic set forth on the Tenant Lease Data File	Characteristic set forth on or derived from the Lease Agreement

1	84396	Initial term	96 months	84 months
1	O-42943	Initial term	36 months	22 months
2	34814	Escalator %	3%	2%
2	73858	Escalator %	1%	3%
2	O-40565	Escalator %	0%	2%
2	O-45342	Escalator %	0%	3%
2	ORD0010938	Escalator %	0%	3%
3	81378	Early termination fee %	100%	75%
3	O-39310	Early termination fee %	100%	75%
3	0033994PAR4	Early termination fee %	0%	100%
3	38151	Early termination fee %	0%	100%
3	70476	Early termination fee %	0%	100%
3	72704	Early termination fee %	0%	100%
3	73653	Early termination fee %	0%	100%
3	75127	Early termination fee %	0%	100%
3	76502	Early termination fee %	0%	100%
3	77259	Early termination fee %	0%	100%
3	78131	Early termination fee %	0%	100%
3	79087	Early termination fee %	0%	100%
3	81248	Early termination fee %	0%	100%
3	81252	Early termination fee %	0%	100%
3	82582	Early termination fee %	0%	100%
3	84964	Early termination fee %	0%	100%
3	O-04706	Early termination fee %	0%	100%
3	O-12542	Early termination fee %	0%	100%
3	O-12629	Early termination fee %	0%	100%
3	O-14934	Early termination fee %	0%	100%
3	O-17079	Early termination fee %	0%	100%
3	O-17300	Early termination fee %	0%	100%
3	O-17346	Early termination fee %	0%	100%
3	O-17866	Early termination fee %	0%	100%
3	O-17974	Early termination fee %	0%	100%
3	O-19596	Early termination fee %	0%	100%
3	O-23240	Early termination fee %	0%	100%
3	O-28316	Early termination fee %	0%	100%
3	O-29660	Early termination fee %	0%	100%
3	O-31565	Early termination fee %	0%	100%
3	O-32535	Early termination fee %	0%	100%
3	O-33101	Early termination fee %	0%	100%
3	O-39597	Early termination fee %	0%	100%
3	O-40565	Early termination fee %	0%	100%
3	O-41685	Early termination fee %	0%	100%
3	O-42943	Early termination fee %	0%	100%

Exception Description Number	Sample Lease number	Tenant Lease Characteristic	Characteristic set forth on the Tenant Lease Data File	Characteristic set forth on or derived from the Lease Agreement

3	O-44125	Early termination fee %	0%	100%
3	O-46199	Early termination fee %	0%	100%
3	O-46275	Early termination fee %	0%	100%
3	O-46321	Early termination fee %	0%	100%
3	ORD0004135	Early termination fee %	0%	100%
3	ORD0011811	Early termination fee %	0%	100%
3	ORD0012108	Early termination fee %	100%	50%
4	4481	Renewal term	1 month	5 months
4	63669	Renewal term	1 month	60 months
4	81378	Renewal term	1 month	3 months
4	85191	Renewal term	1 month	12 months
4	O-39310	Renewal term	1 month	3 months
4	O-40565	Renewal term	37 months	12 months
5	18	Operational MRR	$8,975.68	$5,979.00
5	38151	Operational MRR	$136.22	$100.00
5	O-17866	Operational MRR	$250.00	$289.82
5	O-23240	Operational MRR	$646.08	$800.00
5	O-26599	Operational MRR	$30,170.66	28,567.29
5	O-32535	Operational MRR	$2,225.00	$2,700.00
5	O-40562	Operational MRR	$15,931.03	$17,756.03
5	ORD0005501	Operational MRR	$500.00	$1,050.00
5	ORD0010938	Operational MRR	$4,776.11	$5,219.10
6	84396	Contract end date	10/1/2031	10/1/2030
6	O-42943	Contract end date	12/8/2024	10/24/2024

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 8, 2024.

Supplemental Information Related to the Findings Set Forth on Appendix A

In applying our agreed-upon procedures as outlined above, we were unable to verify the following Tenant Lease Characteristics for the related Sample Lease from the Lease Agreement provided:

Exception Description Number	Sample Lease number	Tenant Lease Characteristic not verified

7	39209	Escalator %
7	73889	Escalator %
8	30601	Operational MRR
8	62385	Operational MRR
8	O-17300	Operational MRR